PPP LOAN	12 Months Ended
Jan. 31, 2022
Ppp Loan
PPP LOAN

NOTE 7 – PPP LOAN

On May 2, 2020 the Company entered into a Paycheck Protection Promissory (PPP) Note Agreement whereby the lender would advance proceeds of $209,447 at a fixed rate of 1% per annum and a May 2, 2022 maturity. The loan was repayable in monthly installments of $8,818 commencing September 2, 2021 and continuing on the second day of every month thereafter until maturity when any remaining principal and interest are due and payable. On September 22, 2021 the loan was forgiven and $209,447 was recorded as a gain and is included in operating expenses.